UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 30, 2008
Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor
18 Queen Street, Hamilton HM JX Bermuda	N/A

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     We are amending the Current Report on Form 8-K that we filed on December 30, 2008 to include the Financial Statements for the businesses acquired in connection with the acquisition of Unionamerica Holdings Limited from St. Paul Fire and Marine Insurance Company, an affiliate of the Travelers Companies, Inc., and to include the Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The required financial statements are attached hereto as Exhibits 99.1 through 99.4 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Combined Financial Information.

The required pro forma combined financial information is attached hereto as Exhibit 99.5 and is incorporated in its entirety herein by reference.

(d)	Exhibits.

23.1	Consent of KPMG Audit Plc for Unionamerica Insurance Company Limited (for the years ended December 31, 2008 and 2007).

23.2	Consent of KPMG Audit Plc for Unionamerica Insurance Company Limited (for the years ended December 31, 2007 and 2006).

23.3	Consent of KPMG Audit Plc for SPRE Limited (for the years ended December 31, 2008 and 2007).

23.4	Consent of KPMG Audit Plc for SPRE Limited (for the years ended December 31, 2007 and 2006).

99.1	Audited financial statements of Unionamerica Insurance Company Limited for the years ended December 31, 2008 and 2007.

99.2	Audited financial statements of Unionamerica Insurance Company Limited for the years ended December 31, 2007 and 2006.

99.3	Audited financial statements of SPRE Limited for the years ended December 31, 2008 and 2007.

99.4	Audited financial statements of SPRE Limited for the years ended December 31, 2007 and 2006.

99.5	Pro Forma Condensed Combined Consolidated Statement of Earnings of Enstar Group Limited as of December 31, 2008 (Unaudited).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED

Date: March 18, 2009	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX
23.1	Consent of KPMG Audit Plc for Unionamerica Insurance Company Limited (for the years ended December 31, 2008 and 2007).

23.2	Consent of KPMG Audit Plc for Unionamerica Insurance Company Limited (for the years ended December 31, 2007 and 2006).

23.3	Consent of KPMG Audit Plc for SPRE Limited (for the years ended December 31, 2008 and 2007).

23.4	Consent of KPMG Audit Plc for SPRE Limited (for the years ended December 31, 2007 and 2006).

99.1	Audited financial statements of Unionamerica Insurance Company Limited for the years ended December 31, 2008 and 2007.

99.2	Audited financial statements of Unionamerica Insurance Company Limited for the years ended December 31, 2007 and 2006.

99.3	Audited financial statements of SPRE Limited for the years ended December 31, 2008 and 2007.

99.4	Audited financial statements of SPRE Limited for the years ended December 31, 2007 and 2006.

99.5	Pro Forma Condensed Combined Consolidated Statement of Earnings of Enstar Group Limited as of December 31, 2008 (Unaudited).